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                                                                   EXHIBIT 32(a)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the "Company") for the period ended September 30, 2004, as amended by the Quarterly Report on Form 10-Q/A filed on the date hereof as filed with the Securities and Exchange Commission (as originally filed and as amended, the "Quarterly Report"), I, Eric H. Paulson, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the period covered by the Quarterly Report.

November 19, 2004                      By /s/ Eric H. Paulson
                                       -----------------------------------------
                                       Eric H. Paulson
                                       Chairman of the Board, President
                                       and Chief Executive Officer